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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         OHIO                                              31-1209872
(STATE OF INCORPORATION)                                (I.R.S. EMPLOYER
                                                       IDENTIFICATION NO.)

               110 E. WILSON BRIDGE ROAD, WORTHINGTON, OHIO 43085
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A(c)(1) PLEASE CHECK THE FOLLOWING BOX. / /


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A(c)(2) PLEASE OF THE ACT: CHECK THE FOLLOWING BOX. / /


              SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b)
                                      NONE

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                        COMMON SHARES, WITHOUT PAR VALUE
                                (TITLE OF CLASS)
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Item 1.  Description of Registrant's Securities to be Registered.

         Information required pursuant to this Item 1 is incorporated by reference to such information contained under the caption "Description of Capital Stock" contained in Registrant's Form S-1 Registration Statement, Registration No. 333-13913 filed with the Commission on October 11, 1996.

ITEM 2.  EXHIBITS.

         *3.1    Amended Articles of Incorporation of the Registrant

         *3.2    Amended Code of Regulations of the Registrant

         *4.1 Specimen certificate for Common Shares, without par value, of the Registrant

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*      Each of the foregoing exhibits is incorporated by reference to the
       Exhibit bearing the identical Exhibit Number in the Registrant's Form S-1 Registration Statement, Registration No. 333-13913


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           TEAM AMERICA CORPORATION

Date:  October 11, 1996                    By: /s/ Richard C. Schilg
                                           -----------------------------------
                                           Richard C. Schilg
                                           President & Chief Executive Officer


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